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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934





               DATE OF REPORT (Date of earliest event reported):
                       February 9, 1998 (January 6, 1997)
                      ------------------------------------



                            SPIEKER PROPERTIES, L.P.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          CALIFORNIA                    33-98372-01              94-3188774
-------------------------------         -------------        -------------------
(State or other jurisdiction of         (Commission             (IRS Employer
incorporation or organization)          File Number)         Identification No.)



     2180 SAND HILL ROAD, MENLO PARK, CA                            94025
-------------------------------------------                       ----------
   (Address of principal executive offices)                       (Zip code)



                                 (650) 854-5600
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              (Registrant's telephone number, including area code)


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                            SPIEKER PROPERTIES, L.P.
                                 CURRENT REPORT
                                       ON
                                   FORM 8-K/A


This Report on Form 8-K/A is being filed solely to amend the financial statements provided in Item 7(a)(i) of the Report on Form 8-K dated November 28, 1997.


Item 7.  Financial Statements and Exhibits.


(a)(i)   Statements of Revenues and Certain Expenses for the City Office
         Portfolio

         Report of Independent Public Accountants
         Statements of Revenues and Certain Expenses for the nine months ended
           September 30, 1997, (unaudited) and for the year ended December 31, 1996
         Notes to Statements of Revenues and Certain Expenses for the nine months ended September 30, 1997, (unaudited) and for the year ended December 31, 1996

(b)      Exhibits

         23.1     Consent of Independent Public Accountants




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                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the General Partner of Spieker Properties, L.P.:

         We have audited the accompanying statement of revenues and certain expenses of the City Office Portfolio, as defined in Note 1, for the year ended December 31, 1996. This financial statement is the responsibility of the management of Spieker Properties, L.P. (the "Company"). Our responsibility is to express an opinion on this financial statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis of our opinion.

         The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Company's Current Report on Form 8-K/A dated February 9, 1998, and is not intended to be a complete presentation of the revenues and expenses of the City Office Portfolio.

         In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the City Office Portfolio for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                        ARTHUR ANDERSEN LLP

San Francisco, California
December 4, 1997




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                            SPIEKER PROPERTIES, L.P.

                   STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                          FOR THE CITY OFFICE PORTFOLIO
            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997, (UNAUDITED)
                    AND FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (in thousands)



                                                  Nine Months Ended        Year Ended
                                                  September 30, 1997    December 31, 1996
                                                  ------------------    -----------------
                                                    (unaudited)
RENTAL REVENUES                                        $6,348                $8,154

CERTAIN EXPENSES:
    Rental expenses                                     3,534                 3,697
    Real estate taxes                                     660                   895
                                                       ------                ------
                                                        4,194                 4,592
                                                       ------                ------
REVENUES IN EXCESS OF CERTAIN EXPENSES                 $2,154                $3,562
                                                       ======                ======











        The accompanying notes are an integral part of these statements.


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                            SPIEKER PROPERTIES, L.P.

              NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                          FOR THE CITY OFFICE PORTFOLIO
            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997, (UNAUDITED)
                    AND FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (in thousands)


1.   Basis of Presentation and Summary of Significant Accounting Policies:

     Properties Acquired

     The accompanying statements of revenues and certain expenses include the operations (see "Basis of Presentation" below) of the City Office Portfolio (the "Properties") acquired by Spieker Properties, L.P. (the "Company") on February 3, 1998. Spieker Properties, Inc. owns an approximate 89.2% general partners' interest in Spieker Properties, L.P. (the "Operating Partnership" collectively with Spieker Properties, Inc. referred to as the "Company").

     Basis of Presentation

     The accompanying statements of revenues and certain expenses are not representative of the actual operations of the Properties for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Properties; however, the Company is not aware of any material factors relating to the property that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist of property management fees, interest, depreciation and amortization and other costs not directly related to the future operations of the Properties.

     The financial information presented for the nine months ended
     September 30, 1997, is unaudited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the combined statements of revenues and certain expenses for the Properties.

     Revenue Recognition

     All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses. Actual results could differ from those estimates.


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2.   Leasing Activity:

     The minimum future rental revenues from leases in effect as of October
     1, 1997, for the remainder of 1997 and annually thereafter are as follows:

        Year                                        Amount
        ----                                        ------
        1997 (three months)                        $ 2,356
        1998                                         9,142
        1999                                         6,878
        2000                                         5,264
        2001                                         3,929
        Thereafter                                   3,402
                                                   -------
                                                   $30,971
                                                   =======


     In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $146 for the nine months ended September 30, 1997, (unaudited) and $434 for the year ended December 31, 1996. Certain leases contain options to renew.







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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SPIEKER PROPERTIES, L.P.
                                              (Registrant)



Date:     February 9, 1998              By: /s/ Elke Strunka
       -------------------------------  ----------------------------------------
                                            Elke Strunka
                                            Vice President and
                                            Principal Accounting Officer
                                            of Spieker Properties, Inc.,
                                            general partner






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                                  EXHIBIT INDEX

EXHIBIT   DESCRIPTION
-------   -----------
 23.1     Consent of Independent Public Accountants